SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 10, 2003

                             American Skiing Company
             (Exact name of Registrant as specified in its Charter)



       Delaware                     I-13057                     04-3373730
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                      Identification Number)

  136 Heber Ave., Suite 303, Park City, Utah                        84060
(Address of Principal Executive Offices)                          (Zip Code)


                                  435-615-0340
              (Registrant's telephone number, including area code)







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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 10, 2003, American Skiing Company issued a press release announcing its results of operations for the three months ended October 26, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Item 7 of the Company's Annual Report on Form 10-K for the year ended July 27, 2003, and in the Company's other SEC filings and public announcements. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 AMERICAN SKIING COMPANY



                                                 By: /s/ Foster A. Stewart, Jr.
                                                 ---------------------------
                                                 Foster A. Stewart, Jr.
                                                 Senior Vice President, General
                                                 Counsel and Secretary


Dated: December 10, 2003





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                                  EXHIBIT INDEX


Exhibit                                 Description
-------                                 ---------------------------------
99.1                                    Press Release dated December 10, 2003




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